SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported)     July 3, 2000
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                                   COM21, INC.
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              (Exact name of registrant as specified in charter)



         Delaware                  000-24009                 94-3201698
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(State or other jurisdiction     (Commission               (IRS Employer
    of incorporation)            File Number)            Identification No.)


                         750 Tasman Drive, Milpitas, CA
                                      95035
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                   (Address of principal executive offices)
                                   (Zip Code)


     Registrant's telephone number, including area code     408-953-9100
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                                NOT APPLICABLE
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         (Former name or former address, if changed since last report.)



Item 2.  Acquisition or Disposition of Assets

	On April 18, 2000, Com21, Inc. ("Com21"), entered into a definitive agreement setting forth the terms and conditions of a stock-for-stock share acquisition of GADline, Ltd. ("GADline"), by Com21 (the
"Purchase"). Pursuant to the Share Purchase Agreement, dated as of April 18, 2000, as amended (the "Share Purchase Agreement"), by and among
Com21, GADline, the sellers party thereto and Ofir Zemer, as Sellers' Representative, Com21 purchased all of the issued and outstanding ordinary shares of GADline (the "Purchase"). The Purchase was completed on July 3, 2000.

	The aggregate purchase price for all issued and outstanding ordinary shares of GADline consisted of 2,281,177 shares of Com21's common stock
(the "Com21 Shares"), including shares which are being held in escrow to indemnify Com21 against certain damages that it may incur arising out of the Share Purchase Agreement. An additional 231,751 shares of Com21's common stock are reserved for issuance upon exercise of outstanding
GADline stock options that were assumed in the Purchase, and an additional 359,636 shares of Com21's common stock may be issued to the former shareholders and optionholders of GADline upon the achievement of certain milestones.

	All of the Com21 Shares issued in the Purchase were sold in reliance on an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), and constitute "restricted securities" under the Securities Act. The Com21 Shares are also subject to additional restrictions on transfer as set forth in the Share Purchase Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits

(a) Financial Statements of Business Acquired. The required financial statements shall be filed by amendment not later than 60 days after this initial report must be filed.

(b) Pro Forma Financial Information. The required financial statements shall be filed by amendment not later than 60 days after this initial report must be filed.

(c) Exhibits.

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
Exhibits   Description
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2.1        Share Purchase Agreement, dated as of April 18, 2000, as amended
           (the "Share Purchase Agreement"), by and among Com21, GADline, the sellers party thereto and Ofir Zemer, as Sellers' Representative (Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits to the Share Purchase Agreement have been omitted. The Registrant agrees to furnish such exhibits supplementally upon the request of the Commission.)

99.1       Press release of Com21 dated July 6, 2000.


                                   SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                COM21,  INC.

Date:  July 18, 2000                      By:   /s/  DAVID L. ROBERTSON
                                               __________________________
                                          Name:   David L. Robertson
                                          Title:  Vice President, Finance
                                                  Chief Financial Officer



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